UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2020

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.750% Senior Notes due 2021	K 21	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefits Plans.

The Company sponsors the Kellogg Company Savings & Investment Plan, the Kellogg Company Bakery, Confectionery, Tobacco Workers and Grain Millers Savings & Investment Plan, and the Kellogg Company Pringles Savings & Investment Plan (the "S&I Plans"). On November 24, 2020, the Company, as plan administrator of the S&I Plans, provided notice to the participants in the S&I Plans of a blackout period under the S&I Plans that will begin on December 31, 2020 at 4:00 p.m. Eastern Time and is expected to end no later than January 22, 2021 (the "Blackout Period").

The Blackout Period is being implemented in connection with the transfer of the administration of the S&I Plans from Transamerica Retirement Solutions Corporation to Fidelity Retirement Services (“Fidelity”) effective as of January 8, 2021. During the Blackout Period, participants in the S&I Plans will be temporarily unable to access their accounts, including being unable to make rollover contributions, hardship withdrawals, transactions requiring spousal consent, investment transfers, changes to allocations for future contributions, contribution rate changes, other in-service withdrawals, distributions, new loan requests, and changes to stop active portfolio management services.

On November 24, the Company sent an appropriate notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the Company's equity securities that will apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934. A copy of the Notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

As described in the Notice, during the Blackout Period, the Company's executive officers and directors are prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company that was acquired in connection with the executive officer's or director's service or employment as an executive officer or director, except pursuant to a limited number of exceptions provided by law. The term equity security includes, without limitation, the Company's common stock, options to purchase the Company's common stock and other derivative securities which derive their value from the Company's common stock.

Please contact the Company's Benefits Center by mail at Kellogg's Benefits Center, P.O. Box 9740, Providence, RI 02940-9740, by telephone at (888) 280-6933, or online at KelloggBenefitsCenter.com with any questions regarding the Blackout Period.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Notice to Directors and Executive Officers of Kellogg Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: November 24, 2020	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman